EXHIBIT 10.4


                  SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

            This Sixth Amendment to Revolving Credit Agreement (the "Sixth Amendment") is dated as of November 12, 1999, among MID-AMERICA APARTMENT COMMUNITIES, INC. ("MAAC"), MID-AMERICA APARTMENTS, L.P. ("Mid-America"), the financial institutions listed on SCHEDULE 1, as amended or supplemented from time to time (the "Lenders"), and AMSOUTH BANK, an Alabama banking corporation, as Administrative Agent for the Lenders, its successors and assigns (in such capacity, the "Administrative Agent").

                                    RECITALS

            A. MAAC, Mid-America, certain Lenders and the Administrative Agent entered into that certain Revolving Credit Agreement dated as of March 16, 1998, executed in amendment and restatement of that certain Revolving Credit Agreement among MAAC, Mid-America, the Administrative Agent and certain lenders, dated November 20, 1997, as amended by First Amendment to Revolving Credit Agreement dated as of May 15, 1998, by Second Amendment to Revolving Credit Agreement dated as of October 1, 1998, by Third Amendment to Revolving Credit Agreement dated as of November 12, 1998, by Fourth Amendment to Revolving Credit Agreement dated as of March 31, 1999, and by Fifth Amendment to Revolving Credit Agreement dated as of May 28, 1999 (as it may be amended further from time to time, the "Agreement"). Unless otherwise defined in this Sixth Amendment, capitalized terms shall the meaning assigned to them in the Agreement.

            B. The Borrowers have requested that the Agreement be amended to extend the Maturity Date and to modify certain other provisions of the Agreement.

            C. The parties to the Agreement desire to execute this Sixth Amendment to evidence the extension of the Maturity Date and the other modifications.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the above Recitals, the parties hereby agree as follows:

      1. SECTION 1.1, The Loans, is hereby amended by deleting the amount of "$200,000,000" and replacing it with the amount of "$150,000,000".

      2. SECTION 1.3, Commitments, is hereby amended by deleting the amount of "$200,000,000.00" and replacing it with the amount of "$150,000,000.00".

      3. SECTION 1.11(A), Letter of Credit Fees, is hereby amended by replacing the percentage of (a) one and fifteen hundredths of one percent (1.15%) with one and fifty hundredths of one percent (1.50%), and (b) one fortieth of one percent (.025%) with five hundredths of one percent (.05%), to be effective for any Letters of Credit issued or renewed after the date of this Sixth Amendment.

      4. SECTION 1.11(C), Facility Fee, is hereby deleted in its entirety and replaced with the following:

         (c) Facility Fee

             The Borrowers shall pay to Lenders in accordance with their respective Proportionate Share an annual fee quarterly in arrears beginning December 31, 1999 (the "Facility Fee"). Said Facility Fee shall be determined based upon the then current ratio of Total Liabilities to Total Market Value of Assets, as follows:

             TOTAL LIABILITIES/TOTAL
             MARKET VALUE OF ASSETS              FACILITY FEE

                     < 55%                         20 basis points
                     > 55% but <60%                20 basis points
                     -
                     > 60%                         25 basis points
                     -

      5. SECTION 1.11, Fees, is further amended by adding the following subclauses:

         (i) In consideration of this Sixth Amendment, the Borrowers shall pay to the Lenders on the date hereof an extension fee equal to 22.5 basis points of the Commitments ($337,500.00). An additional extension fee shall be payable by the Borrowers to the Administrative Agent on the date hereof pursuant to a separate letter agreement between the Administrative Agent and the Borrowers.

         (j) The Borrowers shall pay the Administrative Agent such other fees as required by the Administrative Agent in a separate letter agreement between the Administrative Agent and the Borrowers.

      6. SECTION 1.13, Interest, is hereby amended by deleting therefrom subclause (e)(1).

      7. SECTION 6.8, Other Financial Covenants, is hereby amended as follows:

         (a) Subsection (a) is hereby amended by replacing "sixty percent (60%)" with "sixty-two percent (62%)".

         (b) Subsection (b) is hereby amended by replacing "ten percent (10%)" with "seven and one-half of one percent (7.5%)".

         (c) Subsection (c) is hereby amended by replacing "1.75" with "1.70".

         (d) Subsection (e) is hereby deleted in its entirety and replaced with the following:

             (e) Fail to maintain at all times a consolidated Tangible Net Worth which is not less than Five Hundred Fifty Million Dollars ($550,000,000) plus seventy percent (70%) of net proceeds of new equity offerings, which calculation shall include accumulated depreciation.

         (e) Subsection (f) is hereby deleted in its entirety and replaced with the following:

             (f) Through the quarter ended June 30, 2000, permit the ratio of Adjusted NOI for all Mortgaged Properties (based on the prior three (3) months, annualized) to Assumed Debt Service to be less than 1.25 to
         1.0. For the quarter ended September 30, 2000, permit such ratio to be less than 1.35 to 1.0. Thereafter, permit such ratio to be less than
         1.50 to 1.0.

         (f) Subsection (g) is hereby amended by replacing "22.5%" with "10%".

         (g) A new subsection (h) is hereby added as follows:

             (h) Fail to maintain as of the end of each fiscal quarter a ratio of Adjusted NOI from Stabilized Properties only (based on the prior three (3) months, annualized) to Assumed Debt Service for the same period (utilizing a 30-year assumed amortization period instead of a 25-year period) of at least 1.25 to 1.0, commencing with the quarter ended March 31, 2000.

      8. SECTION 7.1, Events of Default, is hereby amended by deleting subsection (k) thereof in its entirety and replacing it with the following:

         (k) if MAAC shall cease to be the sole general partner of Mid-America; or if any single Person or related group of Persons shall control more than twenty percent (20%), in the aggregate, of MAAC's voting shares and Mid- America's partnership interests. Exchanges by existing limited partners of Mid-America of their respective limited partnership interests for capital stock of MAAC, not exceeding, in the aggregate, as to all such exchanges, transfers of not more than thirty-five percent (35%) of the partnership interests of Mid- America, shall not constitute an Event of Default; or

      9. SECTION 10.6, Amendments and Waivers, is hereby amended by adding a new subsection (h) as follows:

         (h) permits a change in control. For purposes of this subsection (h), a "change in control" shall have occurred if MAAC shall cease to be the sole general partner of Mid-America or if any single Person or related group of Persons shall control more than twenty percent (20%), in the aggregate, of MAAC's voting shares and Mid-America's partnership interests. Exchanges by existing limited partners of Mid-America of their respective limited partnership interests for capital stock of MAAC, not exceeding, in the aggregate, as to all such exchanges, transfers of not more than thirty-five percent (35%) of the partnership interests of Mid-America, shall not constitute a change in control hereunder.

      10. SECTION 11.1, Definitions, is hereby amended as follows:

         (a) The definition of "Borrowing Base" is hereby amended by (i) deleting the last sentence thereof (added pursuant to the Fourth Amendment) and (ii) replacing "$50,000,000" with "$41,250,000".
         Commencing January 1, 2001, said $41,250,000 limitation shall have a sublimit of $15,000,000 for Development Projects for which all appropriate Certificates of Occupancy have not yet been issued.

         (b) The definition of "Fees" is hereby amended by replacing "(E)" with "(J)".

         (c) The definition of "Margin" is hereby deleted in its entirety and replaced with the following:

             MARGIN shall be determined based upon the then applicable ratio of Total Liabilities to Total Market Value of Assets, as follows:

             TOTAL LIABILITIES/TOTAL
             MARKET VALUE OF ASSETS                 LIBOR MARGIN

                     < 55%                         145 basis points
                     > 55% but <60%                165 basis points
                     -
                     > 60%                         175 basis points
                     -

         (d) The definition of "Maturity Date" is hereby amended by replacing "November 24, 2000" with "November 24, 2001".

      11. The parties hereto acknowledge and agree that EBITDA shall include Borrowers' pro rata share of NOI directly resulting from any joint venture arrangement with any Person.

      12. SCHEDULE 1 is hereby deleted in its entirety and replaced with
          SCHEDULE 1 attached hereto and made a part hereof.

      13. SCHEDULE 2 is hereby deleted in its entirety and replaced with
          SCHEDULE 2 attached hereto and made a part hereof.

      14. SCHEDULE 3 is hereby deleted in its entirety and replaced with
          SCHEDULE 3 attached hereto and made a part hereof.

      15. SCHEDULE 4 is hereby deleted in its entirety and replaced with
          SCHEDULE 4 attached hereto and made a part hereof.

      16. EXHIBIT J is hereby amended by replacing the Debt Covenant Worksheet for Compliance Certificate with the Worksheet attached hereto and made a part hereof.

      17. This Sixth Amendment shall not be effective until the following conditions have been fulfilled:

          a. The Administrative Agent has received a fully executed original of this Sixth Amendment;

          b. The Administrative Agent has received an original Note executed to the order of each Lender, in the principal amount of such Lender's commitment and evidencing such Lender's Loans;

          c. The fees required herein have been received by the Administrative Agent;

          d. The Administrative Agent has received appropriate resolutions of the Borrowers and the Subsidiaries authorizing the transactions contemplated herein;

          e. The Administrative Agent has received an opinion of counsel to each of the Borrowers, which opinion shall be satisfactory to the Administrative Agent in all respects; and

          f. The Administrative Agent has received a confirmation from each Subsidiary that is a Mortgagor that its Subsidiary Guaranty is in full force and effect.

          Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

          Each Borrower represents and warrants that no Event of Default has occurred and is continuing under the Agreement, nor does any event that upon notice or lapse of time or both would constitute such an Event of Default exist.

          IN WITNESS WHEREOF, the parties have executed this Sixth Amendment as of the date first set forth above.

                                Signature page to
                  Sixth Amendment to Revolving Credit Agreement


                              MID-AMERICA APARTMENT
                              COMMUNITIES, INC.

                              By __________________________________
                              Name________________________________
                              Title_________________________________

                                Signature page to
                  Sixth Amendment to Revolving Credit Agreement


                              MID-AMERICA APARTMENTS, L.P.

                              By Mid-America Apartment
                              Communities, Inc.
                                Its Sole General Partner

                              By _________________________________
                              Name_______________________________
                              Title________________________________

                                Signature page to
                  Sixth Amendment to Revolving Credit Agreement



                              AMSOUTH BANK,
                              in its individual capacity as Lender
                              and as Administrative Agent

                              By __________________________________
                              Name________________________________
                              Title_________________________________

                                Signature page to
                  Sixth Amendment to Revolving Credit Agreement


                              HIBERNIA NATIONAL BANK

                              By ________________________________
                              Name______________________________
                              Title_______________________________

                                Signature page to
                  Sixth Amendment to Revolving Credit Agreement


                              COMMERZBANK AG
                              NEW YORK AND GRAND CAYMAN
                              BRANCHES

                              By _______________________________
                              Name_____________________________
                              Title______________________________


                              By _______________________________
                              Name_____________________________
                              Title______________________________

                                Signature page to
                  Sixth Amendment to Revolving Credit Agreement


                              PNC BANK, NATIONAL ASSOCIATION

                              By _______________________________
                              Name_____________________________
                              Title______________________________

                                Signature page to
                  Sixth Amendment to Revolving Credit Agreement


                              FIRST TENNESSEE BANK, N.A.

                              By _______________________________
                              Name_____________________________
                              Title______________________________

                                Signature page to
                  Sixth Amendment to Revolving Credit Agreement


                              NATIONAL BANK OF COMMERCE

                              By _______________________________
                              Name_____________________________
                              Title______________________________

                                Signature page to
                  Sixth Amendment to Revolving Credit Agreement


                              MELLON BANK, N.A.

                              By _______________________________
                              Name_____________________________
                              Title______________________________

                                Signature page to
                  Sixth Amendment to Revolving Credit Agreement


                              NATIONAL BANK OF COMMERCE OF
                              BIRMINGHAM

                              By _______________________________
                              Name_____________________________
                              Title______________________________

                                   SCHEDULE 1


LIST OF LENDERS                                                   PERCENTAGE
---------------                                                   ----------

AmSouth Bank                                                       19.1667%

Hibernia National Bank                                             10.0%

National Bank of Commerce                                           7.5%
of Birmingham

First Tennessee Bank, N.A.                                         13.3333%

Commerzbank AG, New York                                           12.0%
 and Grand Cayman Branches

PNC Bank, National Association                                     14.0%

National Bank of Commerce                                          10.0%

Mellon Bank, N.A.                                                  14.0%
                                                                  ---------
TOTAL                                                             100.0%

                                   SCHEDULE 2

                          [CURRENT LIST OF PROPERTIES]

                                                            AVAILABILITY
      PROPERTY                      ADVANCE RATE          AS OF [9/30/99]
      --------                      ------------          ---------------

I.    STABILIZED PROPERTIES:

1.    Reflection Point (MS)            60%                 $  7,441,787
2.    Anatole (FL)                     60%                    5,505,411
3.    Whisperwood (GA)                 60%                   14,529,411
4.    Whisperwood Spa I (GA)           60%                    9,381,347
5.    Township (VA)                    60%                    6,473,053
6.    Sterling Ridge (GA)              60%                    4,685,646
7.    Courtyards at Campbell (TX)      60%                    5,764,345
8.    Deer Run (TX)                    60%                    7,566,720
9.    MacArthur Ridge (TX)             60%                    5,277,537
10.   Whisperwood Spa II (GA)          60%                    5,092,099

II.   DEVELOPMENT PROJECTS:

1.    Paddock Club Gainesville (FL)    50% of cost          $ 8,332,491
2.    Paddock Club Panama City (FL)    50% of cost            6,505,188
3.    Grande View Nashville (TN)       50% of cost            4,272,800
4.    Paddock Club Murfreesboro (TN)   50% of cost            7,401,442
5.    Grand Reserve Lexington (KY)     50% of cost            7,465,847
6.    Reserve at Dexter (TN)           50% of cost            6,921,261

                                   SCHEDULE 3

                               [NOTICE ADDRESSES]

AmSouth Bank
Real Estate Department
9th Floor
AmSouth/Sonat Building
1900 5th Avenue North
Birmingham, Alabama  35203
Attention: Mr. Lawrence B. Clark


Hibernia National Bank
313 Carondolet Street
Suite 1400
New Orleans, Louisiana 70130
Attn: Ms. Yancey Jones


First Tennessee Bank, N.A.
1st Floor-Real Estate
165 Madison Avenue
Memphis, Tennessee 38103
Attn: Ms. Jennifer Andrews


Commerzbank AG, New York
and Grand Cayman Branches
Two World Financial Center
225 Liberty Street, 34th Floor
New York, New York 10281
Attn: Mr. Doug Traynor


PNC Bank, N.A.
249 5th Avenue
Mail Stop #P1-POOP-19-2
Pittsburg, Pennsylvania 15222
Attn: Mr. Wayne Robertson


National Bank of Commerce
7770 Poplar Avenue, Suite 105
Germantown, Tennessee 38138

Attn: Mr. Billy Frank


Mellon Bank, N.A.
One Mellon Bank Center, Suite 5325
Pittsburgh, PA 15258-0001
Attn: Mr. John G. Kozeka, CPM


National Bank of Commerce of Birmingham
1927 1st Avenue North
Birmingham, AL 35203
Attn: Mr. J. Cotten Volman


Mid-America Apartment Communities, Inc.
6584 Poplar
Suite 340
Memphis, Tennessee  38138
Attention:  Mr. Simon R.C. Wadsworth


Mid-America Apartments, L.P.
6584 Poplar
Suite 340
Memphis, Tennessee  38138
Attention:  Mr. Simon R.C. Wadsworth

                                   SCHEDULE 4

                           [SUBSIDIARIES & OWNERSHIP]


Whisperwood Associates, A Limited Partnership, a Georgia limited partnership

Whisperwood Spa & Club, A Limited Partnership, a Georgia limited partnership

Mid-America Apartments of Texas, L.P., a Texas limited partnership

                        MID-AMERICA APARTMENT COMMUNITIES
                           REVOLVING CREDIT AGREEMENT
                             DEBT COVENANT WORKSHEET
                           FOR COMPLIANCE CERTIFICATE


                                      Quarter        Quarter
                                      Ending         Ending        Annualized
                                      ---------      ---------     ----------
Total Liabilities
________________________________________________________________________________
EBITDA-MAA
________________________________________________________________________________
EBITDA-FDC
________________________________________________________________________________
EBITDA-Combined
________________________________________________________________________________
Total Market Value
________________________________________________________________________________
Total Liabilities/Total Market Value
________________________________________________________________________________

________________________________________________________________________________
TOTAL DEVELOPMENT AND JV INVESTMENT
As % of Total Market Value
________________________________________________________________________________

________________________________________________________________________________

Total Annualized Fixed Charges
________________________________________________________________________________
Preferred Dividend
________________________________________________________________________________
Principal (from below)
________________________________________________________________________________
Interest Total Annualized Fixed Charges
________________________________________________________________________________
EBITDA/ANNUALIZED FIXED CHARGES:
________________________________________________________________________________
Principal
________________________________________________________________________________
From Mac Schedule
________________________________________________________________________________
Westside Creek II
________________________________________________________________________________
FDC
________________________________________________________________________________
Total Principal
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
TOTAL ANNUALIZED DEBT SERVICE:
________________________________________________________________________________
Principal
________________________________________________________________________________
Interest
________________________________________________________________________________
Total Debt Service
________________________________________________________________________________
EBITDA/DEBT SERVICE
________________________________________________________________________________

________________________________________________________________________________

TANGIBLE NET WORTH
________________________________________________________________________________
Equity
________________________________________________________________________________
Less Intangibles
________________________________________________________________________________
Tangible Net Worth
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
AmSouth Properties only
________________________________________________________________________________
ADJUSTED NOI OF MORTGAGED PROPERTIES
________________________________________________________________________________
Assumed Debt Service
________________________________________________________________________________
Adjusted NOI/Assumed Debt Service
________________________________________________________________________________

________________________________________________________________________________
Dividend Payments
________________________________________________________________________________
Common Dividend Payment
________________________________________________________________________________
Preferred Dividend Payment
________________________________________________________________________________
Total Dividend Payment
________________________________________________________________________________
FFO
________________________________________________________________________________
FFO + Preferred Dividend
________________________________________________________________________________
TOTAL DIVIDENDS/FFO+PREFERRED
================================================================================

================================================================================
                                                                [QUARTER]
________________________________________________________________________________
         >2.00:1.0          Debt Service Ratio
________________________________________________________________________________
         >1.70:1.0          Fixed Charge Ratio
________________________________________________________________________________
>1.25:1.0 (through 6/30/00) Adjusted NOI Ratio
________________________________________________________________________________
>1.35:1.0 (quarter ended    Adjusted NOI Ratio
           9/30/00)
________________________________________________________________________________
   >1.50:1.0 thereafter     Adjusted NOI Ratio
________________________________________________________________________________
>$550MM with accumulated    Net Worth
depreciation added back
________________________________________________________________________________
         <7.5% MVA          Development & Construction
                            Debt
________________________________________________________________________________
         <90% FFO           Dividend payout
________________________________________________________________________________
           <62%             Debt/Total Market Value of
                            Assets
________________________________________________________________________________
           <10%             Development Project Costs/
                            Total Market Value of Assets
________________________________________________________________________________
        >1.25:1.0           Adjusted NOI Ratio
                            (Stabilized Properties)
================================================================================